Schedule A

List of Entities Covered by the Global Custody and Fund Accounting Agreement

Amended as of February 13, 2019

JPMorgan Institutional Trust

JPMorgan Intermediate Bond Trust

JPMorgan Core Bond Trust

J.P. Morgan Fleming Mutual Fund Group, Inc

JPMorgan Mid Cap Value Fund

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund

JPMorgan Insurance Trust

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Global Allocation Portfolio

JPMorgan Insurance Trust Income Builder Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio

JPMorgan Trust I

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

JPMorgan California Municipal Money Market Fund

JPMorgan California Tax Free Bond Fund

JPMorgan China Region Fund (liquidated on October 20, 2017)

JPMorgan Commodities Strategy Fund (liquidated August 30, 2018)

JPMorgan Corporate Bond Fund

JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund

JPMorgan Diversified Real Return Fund (liquidated on December 8, 2017)

JPMorgan Dynamic Growth Fund

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Corporate Debt Fund

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Income Fund (liquidated on October 20, 2017)

JPMorgan Emerging Markets Strategic Debt Fund

JPMorgan Equity Focus Fund

JPMorgan Trust I (continued)

JPMorgan Equity Low Volatility Income Fund (liquidated on June 4, 2018)

JPMorgan European Dynamic Fund

JPMorgan Federal Money Market Fund

JPMorgan Floating Rate Income Fund

JPMorgan Global Allocation Fund

JPMorgan Global Bond Opportunities Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan Global Unconstrained Equity Fund1

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Income Builder Fund

JPMorgan Income Fund

JPMorgan Inflation Managed Bond Fund

JPMorgan Intermediate Tax Free Bond Fund

JPMorgan International Advantage Fund

JPMorgan International Discovery Fund (liquidated on October 20, 2017)

JPMorgan International Equity Fund

JPMorgan International Equity Income Fund

JPMorgan International Opportunities Fund (liquidated on October 2, 2017)

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan International Value SMA Fund (liquidated on June 8, 2018)

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Sustainable Equity Fund

JPMorgan Intrepid Value Fund

JPMorgan Latin America Fund (liquidated on October 13, 2017)

JPMorgan Managed Income Fund

JPMorgan Mid Cap Equity Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan New York Tax Free Bond Fund

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Prime Money Market Fund

JPMorgan Research Market Neutral Fund

JPMorgan Short Duration Core Plus Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan SmartAllocation Equity Fund (liquidated on November 30, 2017)

JPMorgan SmartAllocation Income Fund (liquidated on November 30, 2017)

JPMorgan SmartRetirement Income Fund

JPMorgan SmartRetirement 2020 Fund

[1]	To be liquidated on or about March 27, 2019.

JPMorgan Trust I (continued)

JPMorgan SmartRetirement 2025 Fund

JPMorgan SmartRetirement 2030 Fund

JPMorgan SmartRetirement 2035 Fund

JPMorgan SmartRetirement 2040 Fund

JPMorgan SmartRetirement 2045 Fund

JPMorgan SmartRetirement 2050 Fund

JPMorgan SmartRetirement 2055 Fund

JPMorgan SmartRetirement 2060 Fund

JPMorgan SmartRetirement Blend Income Fund

JPMorgan SmartRetirement Blend 2020 Fund

JPMorgan SmartRetirement Blend 2025 Fund

JPMorgan SmartRetirement Blend 2030 Fund

JPMorgan SmartRetirement Blend 2035 Fund

JPMorgan SmartRetirement Blend 2040 Fund

JPMorgan SmartRetirement Blend 2045 Fund

JPMorgan SmartRetirement Blend 2050 Fund

JPMorgan SmartRetirement Blend 2055 Fund

JPMorgan SmartRetirement Blend 2060 Fund

JPMorgan Strategic Income Opportunities Fund

JPMorgan Systematic Alpha Fund

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware High Income Fund

JPMorgan Tax Aware Income Opportunities Fund (merged into JPMorgan Tax Free Bond Fund on May 4, 2018)

JPMorgan Tax Aware Real Return Fund

JPMorgan Tax Aware Real Return SMA Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Total Return Fund

JPMorgan Unconstrained Debt Fund

JPMorgan U.S. Dynamic Plus Fund (liquidated on March 23, 2018)

JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Small Company Fund

JPMorgan Value Advantage Fund

Security Capital U.S. Core Real Estate Securities Fund (liquidated on December 8, 2017)

JPMorgan Trust II

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Equity Income Fund

JPMorgan Equity Index Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Trust II (continued)

JPMorgan Investor Growth & Income Fund

JPMorgan Investor Growth Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan Limited Duration Bond Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan Market Expansion Enhanced Index Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Multi-Cap Market Neutral Fund (liquidated on March 28, 2018)

JPMorgan Municipal Income Fund

JPMorgan Municipal Money Market Fund

JPMorgan Ohio Municipal Bond Fund (liquidated on December 8, 2017)

JPMorgan Short Duration Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan Tax Free Bond Fund

JPMorgan Treasury & Agency Fund (liquidated on December 8, 2017)

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

Undiscovered Managers Funds

JPMorgan Realty Income Fund

Undiscovered Managers Behavioral Value Fund

JPMorgan Trust IV

JPMorgan Core Focus SMA Fund

JPMorgan Emerging Markets Research Enhanced Equity Fund

JPMorgan Equity Premium Income Fund

JPMorgan Flexible Long/Short Fund2

JPMorgan High Yield Opportunities Fund

JPMorgan Institutional Tax Free Money Market Fund

JPMorgan International Equity Plus Fund

JPMorgan International Hedged Equity Fund

JPMorgan Macro Opportunities Fund

JPMorgan Municipal SMA Fund

JPMorgan Securities Lending Money Market Fund

JPMorgan SmartSpending 2050 Fund

JPMorgan Ultra-Short Municipal Fund

JPMorgan Value Plus Fund

[2]	To be liquidated on or about February 27, 2019.

This Schedule A supersedes and replaces any previously executed Schedule A between the parties.

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JPMorgan Trust I

JPMorgan Trust II

Undiscovered Managers Funds

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Institutional Trust

JPMorgan Insurance Trust

JPMorgan Trust IV

By:

Name:

Title:

Date:

JPMorgan Chase Bank, N.A.

By:

Name:

Title:

Date: